                                     BY-LAWS

                                       OF

                                  CINERGY CORP.

Adopted: October 24, 1994
Amended: January 25, 1996
Amended: December 18, 1997
Amended: April 22, 1998
Amended: October 15, 1998
Amended: April 21, 1999
Amended: April 27, 2000
Amended: December 14, 2000

                                TABLE OF CONTENTS

                                      Page

                                    ARTICLE I
                            Offices and Headquarters

Section 1.1  Offices.......................................................... 1
        1.2  Headquarters......................................................1
                                   ARTICLE II
                                  Stockholders

                                   ARTICLE III
                                    Directors

                                   ARTICLE IV
                      Committees of the Board of Directors

Section 4.1  Appointment and Powers.......................................... 15

                                    ARTICLE V
                         Officers, Agents and Employees

                                   ARTICLE VI
                                 Indemnification

                                   ARTICLE VII
                                  Common Stock

                                  ARTICLE VIII
                                      Seal

Section 8.1 Seal............................................................. 30

                                   ARTICLE IX
                                Waiver of Notice

Section 9.1 Waiver of Notice................................................. 30

                                    ARTICLE X
                                   Fiscal Year

Section 10.1 Fiscal Year..................................................... 31

                                   ARTICLE XI
                             Contracts, Checks, etc.

Section 11.1 Contracts, Checks, etc.......................................... 31

                                   ARTICLE XII
                                   Amendments

Section 12.1 Amendments...................................................... 31

                                  ARTICLE XIII
                                    Dividends

Section 13.1 Dividends....................................................... 33

                                     BY-LAWS
                                       OF
                        CINERGY CORP. (THE "CORPORATION")

                                    ARTICLE I
                            Offices and Headquarters

     Section 1.1 Offices.  The location of the  Corporation's  principal  office shall be in the City of  Cincinnati,  County  of  Hamilton,  State of Ohio.  The
Corporation may, in addition to the aforesaid  principal  office,  establish and maintain an office or offices elsewhere in Delaware,  Ohio or Indiana or in such other  states  and places as the Board of  Directors  may from time to time find necessary or  desirable,  at which office or offices the books,  documents,  and papers of the Corporation may be kept.
     Section 1.2  Headquarters.  Subject to the  sentence  next  following,  the
Corporation's  headquarters and executive offices,  shall be located in the City of  Cincinnati,  County  of  Hamilton,  State  of  Ohio.  The  location  of  the
Corporation's headquarters and executive offices may be changed from the City of
Cincinnati,  County of Hamilton,  State of Ohio only by the affirmative  vote of
80% of the full Board of Directors of the Corporation and not by the vote of any committee of the Board of  Directors.  As used in these  By-Laws,  the term "the full Board of Directors"  shall mean all directors then in office  together with any  vacancies,  however  created.  For the avoidance of doubt and as an example only, if the Board of Directors  consists of 17 members and two vacancies exist, the  affirmative  vote of 14 of the 15  members  of the  Corporation's  Board of
Directors  then in office would be required to authorize a change in location of the  Corporation's  headquarters  and executive  offices.  The  headquarters and executive offices of the Corporation's  subsidiary,  PSI Energy,  Inc., shall be located in the City of Plainfield,  Indiana and the  headquarters  and executive offices of the Corporation's subsidiary,  The Cincinnati Gas & Electric Company, shall be located in the City of Cincinnati, Ohio.

                                   ARTICLE II
                                  Stockholders

     Section  2.1  Annual  Meeting.  An annual  meeting of  stockholders  of the
Corporation  for the election of directors and for the  transaction of any other proper business shall be held at such time and date in each year as the Board of
Directors may from time to time determine. The annual meeting in each year shall be held at such hour on said day and at such place  within or without  the State of Delaware as may be fixed by the Board of  Directors,  or if not so fixed,  at the principal  business  office of the  Corporation  in the City of  Cincinnati,
County of Hamilton, State of Ohio.
     In lieu  of the  foregoing  and at the  sole  discretion  of the  Board  of
Directors, an annual meeting of stockholders of the Corporation for the election of directors and for the transaction of any other proper business may be held by means of remote  communication  (e.g.,  via the Internet) to the fullest  extent permitted by Section 211 of the Delaware General Corporation Law.
     No business may be transacted at an annual meeting of  stockholders,  other than  business  that is either:  (a)  specified in the notice of meeting (or any supplement  thereto)  given by or at the direction of the Board of Directors (or any duly authorized  committee  thereof);  (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized  committee  thereof);  or (c) otherwise  properly  brought before the annual meeting by any stockholder of the  Corporation:  (i) who is a stockholder of record on the date of the giving of the notice  provided  for in this Section
2.1 and on the record date for the  determination  of  stockholders  entitled to vote at such annual  meeting;  and (ii) who complies with the notice  procedures set forth in this Section 2.1.
     In  addition  to any other  applicable  requirements,  for  business  to be properly  brought before an annual meeting by a  stockholder,  such  stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.
     To be timely, a stockholder's  notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Corporation not less than  ninety (90)  calendar  days nor more than one  hundred  twenty  (120)
calendar days prior to the anniversary date of the immediately  preceding annual meeting of stockholders;  provided,  however,  that in the event that the annual meeting is called for a date that is not within thirty (30) calendar days before or after such anniversary  date, notice by the stockholder in order to be timely must be so received  not later than the close of  business  on the tenth  (10th)
calendar  day  following  the day on which such notice of the date of the annual meeting was mailed or such public  disclosure of the date of the annual  meeting was made, whichever first occurs.
     To be in proper written form, a stockholder's  notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting:  (i) a brief  description of the business  desired to be brought before the annual  meeting and the reasons for  conducting  such business at the annual meeting;  (ii) the name and record address of such stockholder;  (iii) the class or series  and number of shares of capital  stock of the  Corporation  which are owned  beneficially or of record by such stockholder;  (iv) a description of all arrangements or understandings  between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such  stockholder  and any  material  interest  of such  stockholder  in such business;  and (v) a representation  that such stockholder  intends to appear in person or by proxy at the  annual  meeting  to bring  such  business  before the meeting.
     Notwithstanding  anything to the contrary in the By-Laws, no business shall be conducted  at the annual  meeting of  stockholders  except  business  brought before the annual  meeting in accordance  with the  procedures set forth in this
Section 2.1;  provided,  however,  that once business has been properly  brought before the annual meeting in accordance  with such  procedures,  nothing in this
Section 2.1 shall be deemed to preclude  discussion  by any  stockholder  of any such business.  If the presiding  officer of an annual meeting  determines  that business was not properly  brought before the annual meeting in accordance  with the foregoing  procedures,  the  presiding  officer shall declare to the meeting that the business was not properly  brought before the meeting and such business shall not be transacted.
     Section 2.2 Special Meetings.  A special meeting of the stockholders of the
Corporation  entitled  to vote on any  business  to be  considered  at any  such meeting  may be called by the  Chairman  of the Board or the  President  or by a
majority of the members of the Board of Directors then in office, acting with or without a meeting,  or by the persons who hold 50% of all shares outstanding and entitled to vote  thereat  upon notice in writing,  stating the time,  place and purpose of the special meeting.  The business  transacted at the special meeting shall be confined to the purposes and objects stated in the call.
     Section  2.3 Notice of  Meetings.  Whenever  stockholders  are  required or permitted to take any action at a meeting, unless notice is waived in writing by all  stockholders  entitled  to vote at the  meeting,  a  written  notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting,  the means of remote  communication,  if any, by which stockholders and proxy  holders  may be deemed to be present in person and vote at such  meeting, and, in the case of a special  meeting,  the  purpose or purposes  for which the meeting is called.
     In lieu of and/or in  addition to the  foregoing,  notice of any meeting of the stockholders of the Corporation may be given via electronic transmission, to the fullest extent permitted by Section 232 of the Delaware General  Corporation
Law. To be valid, such electronic transmission notice must be in a form to which the  stockholder  has consented.  Any  stockholder can revoke consent to receive
notice  by  a  form  of  electronic   transmission  by  written  notice  to  the
Corporation.  Such  consent  shall  be  deemed  revoked  after  two  consecutive electronic  transmissions  by the  Corporation  are  returned as  undeliverable;
provided,  however,  the  inadvertent  failure  to treat any such  undeliverable notices as a  revocation  shall not  invalidate  any  meeting  or other  action.
"Electronic  transmission"  shall mean any form of  communication,  not directly involving the physical transmission of paper, that creates a record and that may be retained,  retrieved,  and reviewed by a recipient  thereof,  and that may be directly  reproduced  in paper form by such a  recipient  through  an  automated process.
     Unless  otherwise  provided by law, and except as to any  stockholder  duly waiving notice, the written notice of any meeting shall be given personally,  by mail, or by a form of electronic transmission consented to by the stockholder to whom  notice is given,  not less than 10 days nor more than 60 days  before  the date of the meeting to each  stockholder  entitled to vote at such  meeting.  If mailed,  notice  shall be deemed  given  when  deposited  in the  mail,  postage prepaid,  directed to the stockholder at his or her address as it appears on the records of the  Corporation.  If by a form of  electronic  transmission,  notice shall be deemed given when transmitted to the stockholder in accordance with the
provisions  set  forth  herein;  provided,   however,  that  if  the  electronic
transmission  notice is posted on an  electronic  network  (e.g.,  a website  or chatroom),  notice  shall be deemed given upon the later of (A) such posting and
(B) the giving of separate notice of the posting to the stockholder.
     When a meeting is adjourned  to another  time or place,  notice need not be given of the adjourned  meeting if the time,  place,  if any,  thereof,  and the means of remote communications,  if any, by which stockholders and proxy holders may be deemed to be  present in person and vote at such  adjourned  meeting  are announced at the meeting at which the  adjournment  is taken.  At the  adjourned meeting  the  Corporation  may  transact  any  business  which  might  have been transacted at the original  meeting.  If,  however,  the adjournment is for more than 30 days,  or if after the  adjournment  a new record  date is fixed for the adjourned  meeting,  a notice of the  adjourned  meeting  shall be given to each stockholder of record entitled to vote at the meeting.
     Section  2.4  Quorum.  Except  as  otherwise  provided  by  law  or by  the
Certificate of Incorporation or by these By-Laws in respect of the vote required for a specified action, at any meeting of stockholders the holders of a majority of the outstanding stock entitled to vote thereat,  either present, in person or represented  by proxy,  shall  constitute  a quorum for the  transaction  of any business, but the stockholders present, although less than a quorum, may adjourn the  meeting  to  another  time or place  and,  except as  provided  in the last paragraph  of  Section  2.3 of these  By-Laws,  notice  need not be given of the adjourned meeting.
     Section 2.5 Voting. Whenever directors are to be elected at a meeting, they shall be elected by a plurality of the votes of the shares  present in person or represented  by proxy at the meeting and entitled to vote thereon.  Whenever any corporate action,  other than the election of directors,  is to be taken by vote of stockholders at a meeting,  it shall,  except as otherwise required by law or by the Certificate of  Incorporation  or by these By-Laws,  be authorized by the affirmative  vote of the majority of shares  present in person or represented by proxy at the meeting and entitled to vote thereon.
     Except  as   otherwise   provided  by  law,  or  by  the   Certificate   of
Incorporation,  each  holder of record of stock of the  Corporation  entitled to vote on any matter at any meeting of  stockholders  shall be entitled to one (1)
vote for each share of such  stock  standing  in the name of such  holder on the stock ledger of the Corporation on the record date for the  determination of the stockholders entitled to vote at the meeting.
     Upon the demand of any stockholder entitled to vote, the vote for directors or the vote on any other  matter at a meeting  shall be by written  ballot,  but otherwise  the method of voting and the manner in which votes are counted  shall be discretionary with the presiding officer at the meeting.
     Section  2.6  Presiding   Officer  and  Secretary.   At  every  meeting  of
stockholders,  and where the offices of the  Chairman of the Board and the Chief
Executive  Officer  are  held by  different  individuals,  the  Chief  Executive
Officer, or, in his or her absence, the Chairman of the Board, or, in his or her absence, the appointee of the meeting, shall preside. The Secretary,  or, in his or her absence, an Assistant Secretary,  or if none be present, the appointee of the presiding officer of the meeting, shall act as secretary of the meeting. The presiding  officer  shall have the  authority  to make all rules  regarding  the conduct of any meeting including,  but not limited to, setting the agenda and/or determining the proper order of business,  making  arrangements  with respect to matters of safety and security,  determining  reserved seating  arrangements for certain  stockholders  and/or others in attendance,  establishing  guidelines or procedures for  participation by stockholders  and/or others in attendance,  and
making  any   determination   with  respect  to  possible   adjournment   and/or
postponement.
     Section  2.7  Proxies.  Each  stockholder  entitled to vote at a meeting of stockholders  or to express  consent or dissent to  corporate  action in writing without a meeting may authorize  another person or persons to act for him or her by proxy,  but no such proxy shall be voted or acted upon after three years from its date,  unless the proxy provides for a longer  period.  Every proxy shall be signed by the stockholder or by his duly authorized  attorney. A stockholder may authorize  another person or persons to act for him as proxy by  transmitting or authorizing  the  transmission  of a  telegram,  cablegram,  or  other  means of electronic  transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized  by the person  who will be the  holder of the proxy to receive  such transmission if such  transmission is submitted with  information  from which it may be determined that the transmission was authorized by the stockholder.
     Section 2.8 List of  Stockholders.  The officer who has charge of the stock ledger of the Corporation  shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting,  arranged in  alphabetical  order,  and showing the address of each stockholder and the number of shares registered in the name of each stockholder.
Such list shall be open to the examination of any  stockholder,  for any purpose germane to the  meeting,  for a period of at least 10 days prior to the meeting:
(i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during  ordinary  business  hours, at the principal place of business of the Corporation. If the meeting is to be held at a place, the list shall also be produced  and kept at the time and place of the  meeting  during  the whole time thereof, and may be inspected by any stockholder who is present.
     If any meeting of the  Corporation's  stockholders  is to be held solely by means of  remote  communications  (e.g.,  the  Internet),  the list must be made available  to  the  stockholders  during  the  entire  meeting  on a  reasonably accessible electronic network. The notice of meeting must provide information by which the stockholder can gain access to the electronic list.
     The stock ledger shall be the only evidence as to who are the  stockholders entitled to examine the stock  ledger,  the list required by this Section or the books of the  Corporation,  or to vote in person or by proxy at any  meeting  of stockholders.

                                   ARTICLE III
                                    Directors

     Section 3.1 Number of Directors.  The Board of Directors shall consist of a number of directors not less than seven (7) and not more than  twenty-three (23)
as  determined  by a vote of not less  than 75% of the full  Board of  Directors
("Supermajority  Vote").  Any such  determination made by the Board of Directors shall  continue in effect  unless and until changed by the Board of Directors by
Supermajority  Vote,  but no such change  shall  affect the term of any director then in office.
     Section 3.2 Election and Term of Directors.  Only persons who are nominated in accordance  with the following  procedures  shall be eligible for election as directors. Except as may be required by applicable law, no person who is, at the time of nomination, 70 years of age or older shall be eligible for election as a director.  Nominations of persons as candidates for election as directors of the
Corporation may be made at a meeting of stockholders  (i) by or at the direction of the Board of Directors acting by  Supermajority  Vote (or by a unanimous vote of the remaining directors if a Supermajority Vote is not obtainable because the number of vacancies on the Board of  Directors);  or (ii) by any  stockholder of the  Corporation  entitled to vote for the election of directors at such meeting who complies with the notice  procedures set forth herein.  Any nomination other than  those  governed  by clause  (i) of the  preceding  sentence  shall be made pursuant to timely notice in writing to the Secretary of the Corporation.  To be timely,  a stockholder's  notice shall be delivered to or mailed and received at the principal  office of the  Corporation  in the State of Ohio not less than 50 days prior to the meeting; provided,  however, that if less than 60 days' notice or prior public  disclosure of the date of the meeting is given to  stockholders or made public,  to be timely  notice by a  stockholder  must be so received not later than the close of  business  on the tenth day  following  the day on which such notice of the date of the meeting was mailed or such public  disclosure was made. Such stockholder's notice to the Secretary shall set forth: (a) as to each person whom the stockholder  proposes to nominate for election as director:  (i)
the name, age, business address,  and residence address of such person; (ii) the principal occupation or employment of such person; (iii) the class and number of any shares of capital stock of the Corporation  that are  beneficially  owned by such  person;  and (iv) any other  information  relating  to such person that is required to be  disclosed  in  solicitations  for  proxies  for the  election of directors  pursuant to any then existing rules or regulations  promulgated under the Securities  Exchange Act of 1934, as amended;  and (b) as to the stockholder giving  notice:  (i) the name and record address of such  stockholder;  (ii) the class  and  number  of  shares  of  capital  stock of the  Corporation  that are beneficially  owned by such  stockholder,  and  (iii)  the  period  of time such stockholder  has held such  shares.  The  Corporation  may require any  proposed nominee to furnish such other  information  as may reasonably be required by the
Corporation to determine the eligibility of such proposed  nominee to serve as a director.  No person  otherwise  eligible  for  election as a director  shall be eligible for election as a director unless nominated as set forth herein.
     Commencing on October 24, 1994 (the "Classification  Date") of the Board of
Directors  of the  Corporation,  the terms of  office of the Board of  Directors shall be divided  into three (3)  classes,  Class I, Class II and Class III,  as determined  by the Board of  Directors.  All classes shall be as nearly equal in number as possible.
     The terms of office of directors  classified shall be as follows:  (1) that of Class I shall expire at the annual meeting of stockholders that occurs within the first year after the Classification  Date, (2) that of Class II shall expire at the annual meeting of  stockholders  that occurs within the second year after the  Classification  Date,  and (3) that of Class III shall expire at the annual
meeting  of   stockholders   that  occurs   within  the  third  year  after  the
Classification   Date.  At  each  annual  meeting  of  stockholders   after  the
Classification  Date, the successors to directors whose terms shall expire shall be elected to serve from the time of election and qualification  until the third annual meeting following  election and until a successor shall have been elected and qualified or until his earlier resignation, removal from office or death. As being under 70 years of age constitutes a continuing  qualification  for service on the Board of Directors, any director who reaches the age of 70 years while in office shall,  except as limited by  applicable  law,  promptly  resign from the
Corporation's Board of Directors.
     Section 3.3 Vacancies and Newly Created Directorships.  Vacancies and newly created  directorships  resulting from any increase in the authorized  number of directors  may be filled by  election  at a meeting of  stockholders.  Except as otherwise provided by law, and notwithstanding the provision of Section 3.6, the remaining  directors,  whether  or not  constituting  a  majority  of the  whole authorized number of directors,  may, by not less than a Supermajority  Vote (or by a unanimous vote of the remaining  directors if a  Supermajority  Vote is not obtainable  because of the number of vacancies on the Board of  Directors)  fill any vacancy in the Board,  however arising,  for the unexpired term thereof. Any person  elected  to fill a vacancy  in the Board  shall  hold  office  until the expiration of the term of office for the class to which he or she is elected and until  a  successor  is  elected  and  qualified  or  until  his or her  earlier resignation, removal from office or death.
     Section 3.4  Resignation.  Any  director may resign at any time upon notice given in writing or by  electronic  transmission  to the  Corporation.  Any such resignation  shall take effect at the time specified  therein or, if the time be not specified,  upon receipt  thereof,  and the acceptance of such  resignation, unless  required  by the  terms  thereof,  shall not be  necessary  to make such resignation effective.
     Section  3.5  Meetings.  Meetings  of the Board of  Directors,  regular  or special,  may be held at any place  within  or  without  the State of  Delaware.
Members of the Board of Directors,  or of any committee designated by the Board, may  participate  in a meeting of such Board or committee by means of conference telephone  or other  communications  equipment  by means  of which  all  persons participating in the meeting can hear each other, and participation in a meeting by such means shall  constitute  presence in person at such  meeting.  An annual meeting of the Board of Directors shall be held within 10 days after each annual election  of  directors.  If  such  election  occurs  at an  annual  meeting  of stockholders, the annual meeting of the Board of Directors shall be held at such time and place as shall be specified by the Board, and no notice thereof need be given.  The Board of Directors may fix times and places for regular  meetings of the Board and no notice of such meetings need be given. A special meeting of the
Board of Directors  shall be held whenever  called by the Chairman of the Board, the Chief  Executive  Officer,  the  President  or by the  written  request of a majority  of the  members of the Board of  Directors,  at such time and place as shall be  specified  in the  notice or waiver  thereof.  Notice of each  special meeting  shall be given by the  Secretary or by a person  calling the meeting to each  director  in  writing,  through  the  mail,  or  personally  served  or by telephone,  telecopy,  telegram,  cablegram  or  radiogram,  or via any  form of electronic transmission,  in each such case within such time frame as the person calling the meeting shall deem  appropriate,  and such notice shall be deemed to be given at the time when the same shall be transmitted.
     Section  3.6 Quorum and Voting.  A majority of the full Board of  Directors shall constitute a quorum for the transaction of business, but, if there be less than a quorum  at any  meeting  of the Board of  Directors,  a  majority  of the directors  present may adjourn  the  meeting  from time to time,  and no further notice thereof need be given other than  announcement at the meeting which shall be so  adjourned.  Except as otherwise  provided by law, by the  Certificate  of
Incorporation,  or by these By-Laws (including,  without  limitation,  where any
Supermajority  Vote or any other vote in excess of a majority is required),  the vote of a majority  of the  directors  present at a meeting at which a quorum is present shall be the act of the Board of Directors.
     Section 3.7 Written  Consent of Directors in Lieu of a Meeting.  Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board or of such  committee,  as the case may be,  consent  thereto  in  writing or by electronic transmission, and the writing or writings or electronic transmissions are filed with the minutes of proceedings of the Board or committee.
     Section 3.8  Compensation.  Each  director of the  Corporation  (other than
directors  who  are  salaried   officers  of  the  Corporation  or  any  of  its
subsidiaries)  shall be entitled to receive as  compensation  for services  such reasonable  compensation,  which  may  include  pension,  disability  and  death benefits,  as may be  determined  from time to time by the  Board of  Directors.
Reasonable  compensation  may also be paid to any  person  other than a director officially called to attend any such meeting.
     Section 3.9 Contracts and Transactions Involving Directors.  No contract or transaction  between  the  Corporation  and  one or  more  of its  directors  or officers,  or between the  Corporation and any other  corporation,  partnership, association,  or other  organization  in which one or more of its  directors  or officers are directors or officers, or have a financial interest,  shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his, her or their votes are counted for such  purpose,  if: (1) the material  facts as to his or her  relationship  or interest and as to the contract or transaction  are disclosed or are known to the Board of Directors or the committee, and the Board or  committee  in good faith  authorizes  the  contract  or  transaction  by the affirmative votes of a majority of the disinterested directors,  even though the disinterested  directors be less than a quorum;  or (2) the material facts as to his or her  relationship  or interest and as to the contract or transaction  are disclosed or are known to the  stockholders  entitled to vote  thereon,  and the contract or  transaction is  specifically  approved in good faith by vote of the stockholders;  or (3) the contract or transaction is fair as to the  Corporation as of  the  time  it is  authorized,  approved  or  ratified,  by the  Board  of
Directors,  a  committee  thereof,  or the  stockholders.  Common or  interested directors may be counted in determining the presence of a quorum at a meeting of the Board of  Directors  or of a  committee  which  authorizes  the  contract or transaction.

                                   ARTICLE IV
                      Committees of the Board of Directors

     Section  4.1  Appointment  and  Powers.  The  Board of  Directors  may,  by
resolution  adopted by a  majority  of the  Board,  designate  from time to time
(subject to Article V hereof) no less than three (3) and no more than six (6) of their  number to  constitute  an Executive  Committee,  and may delegate to such committee  power to authorize the seal of the  Corporation  to be affixed to all papers  which may  require  it and to  exercise  in the  intervals  between  the meetings of the Board of Directors the powers of the Board in the  management of the business and affairs of the  Corporation to the fullest extent  permitted by
Section 141(c)(1) of the Delaware General  Corporation Law;  provided,  however, that the Executive  Committee  shall not have the power or authority to take any action for which a  Supermajority  Vote or other vote in excess of a majority of the Board of Directors is required. Each member of the Executive Committee shall continue to be a member  thereof  only during the  pleasure of a majority of the full Board of Directors.
     The  Executive  Committee may act by a majority of its members at a meeting or by a writing signed by all of its members.
     All action by the  Executive  Committee  shall be  reported to the Board of
Directors at its meeting next succeeding such action.
     Non-employee  members of such  Executive  Committee  shall be  entitled  to receive such fees and compensation as the Board of Directors may determine.
     The Board of Directors  may also appoint a Finance  Committee,  a Corporate
Governance  Committee,  an Audit  Committee,  a Public  Policy  Committee  and a
Compensation  Committee  and may also appoint  such other  standing or temporary committees from time to time as they may see fit,  delegating to such committees all or any  part of  their  own  powers  (subject  to the  provisions  of  these
By-Laws);  provided, however, that any compensation or benefits to be paid to an executive  officer  who is also a  director  must be  approved  by the  Board of
Directors. The members of such committees shall be entitled to receive such fees as the Board may determine.
     The Board of Directors  shall not amend,  modify,  vary or waive any of the terms of the Amended and Restated  Agreement and Plan of  Reorganization  by and
among The Cincinnati Gas & Electric  Company,  PSI Resources,  Inc., PSI Energy,
Inc., the Corporation, Cinergy Corp., an Ohio corporation, and Cinergy Sub, Inc.
dated as of December 11, 1992, as amended and restated as of July 2, 1993 and as of September 10, 1993 and as further amended as of June 20, 1994, as of July 26,
1994 and as of  September  30,  1994 (the  "Merger  Agreement")  other than by a
Supermajority Vote of the Board of Directors.

                                    ARTICLE V
                         Officers, Agents and Employees

     Section 5.1 Appointment and Term of Office.  The executive  officers of the
Corporation,  shall consist of a Chairman of the Board, a Vice-Chairman, a Chief
Executive  Officer, a President,  one or more  Vice-Presidents,  a Secretary,  a
Treasurer  and a  Comptroller,  all of whom  shall be  elected  by the  Board of
Directors by a  Supermajority  Vote,  and shall hold office for one (1) year and until their successors are chosen and qualified.  Any number of such offices may be held by the same person, but no officer shall execute,  acknowledge or verify any instrument in more than one capacity. Any vacancy occurring in the office of
the  Chairman,   Chief  Executive   Officer  or  President  shall  be  filed  by
Supermajority  Vote of the Board of  Directors.  The Chairman,  Chief  Executive
Officer  or  President  shall  be  subject  to  removal  without  cause  only by
Supermajority  Vote of the Board of Directors at a special  meeting of the Board of Directors called for that purpose.
     The Board of Directors may appoint, and may delegate power to appoint, such other non-executive  officers,  agents and employees as it may deem necessary or proper,  who shall hold their  offices or  positions  for such terms,  have such authority  and perform such duties as may from time to time be  determined by or pursuant to authorization of the Board of Directors.
     Section 5.2 The Chairman of the Board. The Chairman of the Board shall be a director and shall preside at all meetings of the Board of Directors and, in the absence  or  inability  to act of  the  Chief  Executive  Officer,  meetings  of stockholders  and shall,  subject to the Board's  direction and control,  be the
Board's representative and medium of communication, and shall perform such other duties as may from  time-to-time  be  assigned  to the  Chairman of the Board by
Supermajority  Vote of the Board of  Directors.  The Chairman of the Board shall direct the long-term  strategic  planning  process of the  Corporation and shall also  lend his or her  expertise  to the  President,  as may be  requested  from time-to-time  by the President.  The Chairman shall be a member of the Executive
Committee.
     Section  5.3  Vice-Chairman.  The  Vice-Chairman  of the  Board  shall be a director and shall  preside at meetings of the Board of Directors in the absence or inability to act of the Chairman of the Board or meetings of  stockholders in the absence or inability to act of the Chief Executive  Officer and the Chairman
of the Board.  The  Vice-Chairman  shall  perform  such other duties as may from time-to-time  be  assigned to him or her by  Supermajority  Vote of the Board of
Directors.  The Vice-Chairman  shall be a member of the Executive  Committee and may be a member of such other  committees  of the Board as it shall from time to time deem appropriate.
     Section 5.4 Chief Executive Officer. The Chief Executive Officer shall be a director  and shall  preside at all  meetings of the  stockholders,  and, in the absence or inability to act of the Chairman of the Board and the  Vice-Chairman,
meetings of the Board of Directors,  and shall submit a report of the operations of the  Corporation  for the fiscal  year to the  stockholders  at their  annual meeting and from time-to-time shall report to the Board of Directors all matters within his or her knowledge  which the interests of the  Corporation may require be brought to their notice. The Chief Executive Officer shall be the chairman of the  Executive  Committee  and ex officio a member of all  standing  committees.
Where the offices of President and Chief Executive Officer are held by different individuals, the President will report directly to the Chief Executive Officer.
     Section  5.5 The  President.  The  President  shall be the chief  operating officer  of the  Corporation.  The  President  shall  have  general  and  active management  and  direction  of  the  affairs  of  the  Corporation,  shall  have supervision of all departments and of all officers of the Corporation, shall see that the orders and  resolutions  of the Board of Directors and of the Executive
Committee are carried into effect,  and shall have the general powers and duties of  supervision  and  management  usually vested in the office of President of a corporation.  All corporate officers and functions except those reporting to the
Chairman of the Board or the Chief  Executive  Officer shall report  directly to the President.
     Section 5.6 The  Vice-Presidents.  The  Vice-Presidents  shall perform such duties as the Board of  Directors  shall,  from  time to time,  require.  In the absence or incapacity of the  President,  the Vice  President  designated by the
President or Board of Directors or Executive Committee shall exercise the powers and duties of the President.
     Section 5.7 The Secretary.  The Secretary  shall attend all meetings of the
Board of Directors,  of the Executive  Committee and any other  committee of the
Board of Directors and of the  stockholders  and act as clerk thereof and record all  votes  and the  minutes  of all  proceedings  in a book to be kept for that purpose,  and  shall  perform  like  duties  for the  standing  committees  when required.
     The Secretary shall keep in safe custody the seal of the  Corporation  and, whenever authorized by the Board of Directors or the Executive Committee,  affix the seal to any instrument requiring the same.
     The Secretary  shall see that proper notice is given of all the meetings of the  stockholders  of the  Corporation  and of the Board of Directors  and shall perform such other duties as may be prescribed from time to time by the Board of
Directors, the Chairman, the Chief Executive Officer, or the President.
     Assistant  Secretaries.  At the request of the Secretary,  or in his or her absence or inability to act, the  Assistant  Secretary or, if there be more than one, the  Assistant  Secretary  designated by the  Secretary,  shall perform the duties of the  Secretary  and when so acting shall have all the powers of and be subject to all the  restrictions  of the  Secretary.  The Assistant  Secretaries shall  perform such other duties as may from time to time be assigned to them by the President, the Secretary, or the Board of Directors.
     Section 5.8 The Treasurer.  The Treasurer shall be the financial officer of the  Corporation,  shall keep full and  accurate  accounts  of all  collections, receipts and disbursements in books belonging to the Corporation,  shall deposit all moneys and other valuables in the name and to the credit of the Corporation, in such  depositories  as may be  directed  by the  Board  of  Directors,  shall disburse  the  funds  of the  Corporation  as may be  ordered  by the  Board  of
Directors,  the Chairman, the Chief Executive Officer, or the President,  taking proper vouchers therefor, and shall render to the President, the Chief Executive
Officer, the Chairman, and/or directors at all regular meetings of the Board, or whenever they may require it, and to the annual meeting of the stockholders,  an account  of all  his or  her  transactions  as  Treasurer  and of the  financial condition of the Corporation.
     The  Treasurer  shall  also  perform  such  other  duties  as the  Board of
Directors,  the Chairman, the Chief Executive Officer, or the President may from time to time require.
     If  required  by the  Board  of  Directors  the  Treasurer  shall  give the
Corporation a bond in a form and in a sum with surety  satisfactory to the Board of Directors for the faithful performance of the duties of his or her office and the restoration to the Corporation in the case of his or her death,  resignation or removal from office of all books, papers,  vouchers, money and other property of whatever kind in his or her possession belonging to the Corporation.
     Assistant  Treasurers.  At the request of the  Treasurer,  or in his or her absence or inability to act, the  Assistant  Treasurer or, if there be more than one, the  Assistant  Treasurer  designated by the  Treasurer,  shall perform the duties of the  Treasurer  and when so acting shall have all the powers of and be subject to all the restrictions of the Treasurer. The Assistant Treasurers shall perform  such other  duties as may from time to time be  assigned to them by the
President, the Treasurer, or the Board of Directors.
     Section 5.9 The  Comptroller.  The Comptroller  shall have control over all accounts  and  records of the  Corporation  pertaining  to  moneys,  properties, materials  and  supplies.  He or she shall  have  executive  direction  over the bookkeeping and accounting  departments and shall have general  supervision over the records in all other departments pertaining to moneys, properties, materials and supplies.  He or she shall have such other powers and duties as are incident to the office of Comptroller of a corporation  and shall be subject at all times to the direction and control of the Board of Directors,  the Chairman, the Chief
Executive Officer, the President, or a Vice President.
     Assistant Comptrollers. At the request of the Comptroller, or in his or her absence or inability to act, the Assistant Comptroller or, if there be more than one, the Assistant Comptroller designated by the Comptroller,  shall perform the duties of the Comptroller and when so acting shall have all the powers of and be subject to all the restrictions of the Comptroller.  The Assistant  Comptrollers
shall  perform such other duties as may from time to time be assigned to them by the President, the Comptroller, or the Board of Directors.
     Section 5.10  Resignation,  Compensation  and Bond.  Any  resignation  from office by any  officer of the  Corporation  also shall be deemed,  to the extent applicable,  to be a resignation  from any similar office held by such resigning officer at any  affiliate or  subsidiary of the  Corporation,  unless  otherwise expressly provided for within the resigning officer's letter of resignation. The compensation  of  the  officers  of  the  Corporation  shall  be  fixed  by  the
Compensation Committee of the Board of Directors or, in lieu of the Compensation
Committee,  by the Board of  Directors,  but this power may be  delegated to any officer in respect of other officers under his or her control.  The  Corporation may secure the  fidelity of any or all of its  officers,  agents or employees by bond or otherwise.

                                   ARTICLE VI
                                 Indemnification

    Section 6.1 Indemnification of Directors, Officers, Employees and Agents.
     (A) Any person who was or is a party or is threatened to be made a party to any threatened,  pending or completed action, suit or proceeding, whether civil, criminal,  administrative or investigative  (other than any action or suit by or in the right of the  Corporation) by reason of the fact that he or she is or was a director,  officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director,  officer,  employee or agent of another  corporation,  partnership,  joint  venture,  trust or other  enterprise
(specifically  including  employee  benefit plans),  shall be indemnified by the
Corporation,  if, as and to the extent  authorized  by applicable  law,  against
expenses   (specifically   including   attorney's   fees),   judgments,    fines
(specifically including any excise taxes assessed on a person with respect to an employee  benefit plan) and amounts paid in settlement  actually and  reasonably incurred  by him or her in  connection  with the defense or  settlement  of such action, suit or proceeding,  if he or she acted in good faith and in a manner he or she reasonably  believed to be in or not opposed to the best interests of the
Corporation  and,  with respect to any  criminal  action or  proceeding,  had no reasonable cause to believe his or her conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption  that the person did not act in good faith and in a manner he or she reasonably  believed  to be in and not  opposed  to the  best  interests  of the
Corporation  and, with respect to any criminal  action or proceeding,  he or she had no reasonable cause to believe his or her conduct was unlawful.
     (B) The Corporation  shall, to the extent not prohibited by applicable law, indemnify  or  agree  to  indemnify  any  person  who was or is a  party,  or is threatened to be made a party, to any threatened,  pending,  or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the  Corporation or is or was serving at the request of the Corporation as a director,  trustee,  officer,  employee,  or agent of another  corporation, domestic or foreign, non-profit or for-profit, partnership, joint venture, trust or other enterprise  (specifically  including  employee benefit plans),  against expenses (including  attorneys' fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good  faith  and in a manner  reasonably  believed  to be in or not
opposed  to  the  best   interests  of  the   Corporation;   provided  that,  no
indemnification  shall be made in respect  of any  claim,  issue or matter as to which such  person  shall  have been  adjudged  to be liable to the  Corporation unless and only to the extent  that the Court of  Chancery or the court in which such action or suit was brought shall determine upon application  that,  despite the adjudication of liability but in view of all the  circumstances of the case, such person is fairly and  reasonably  entitled to indemnity  for such  expenses which the Court of Chancery or such other court shall deem proper.
     (C) To the extent  that a director or officer of the  Corporation  has been successful  on the  merits or  otherwise  in  defense of any  action,  suit,  or proceeding  referred  to in the  paragraphs  (A) or (B) of this  Section,  or in defense of any claim,  issue, or matter therein,  he or she shall be indemnified
against  expenses,   specifically   including   attorneys'  fees,  actually  and
reasonably incurred by him or her in connection therewith.
     (D) Any  indemnification  under  Paragraphs  (A)  and (B) of this  Section, unless ordered by a court,  shall be made by the Corporation  only as authorized in the specific case upon a determination that  indemnification of the director, officer, employee, or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in such Paragraphs (A) and (B).
Such determination shall be made as follows: (1) by a majority vote of the Board of Directors,  even if less than a quorum,  consisting of directors who were not parties  to  such  action,  suit,  or  proceeding;  (2) by a  committee  of such directors  designated by a majority vote of such directors,  even if less than a quorum;  (3) if the quorum described in (D)(1) of this Section is not obtainable or, even if  obtainable  a quorum of  disinterested  directors  so  directs,  by independent legal counsel in a written opinion; or (4) by the stockholders.
     Section  6.2  Advances  for  Litigation   Expenses.   Expenses   (including
attorneys'  fees)  incurred by a director,  officer,  employee,  or agent of the
Corporation in defending any civil,  criminal,  administrative  or investigative action,  suit  or  proceeding,  shall  be paid by the  Corporation  as they  are incurred in advance of the final disposition of such action,  suit or proceeding upon  receipt  of an  undertaking  by or on  behalf of such  director,  officer, employee,  or  agent:  (1) to  repay  such  amount  if it  shall  ultimately  be determined  that he is not  entitled to be  indemnified  by the  Corporation  as authorized  in  this  Article  VI;  and (2) to  cooperate  reasonably  with  the
Corporation concerning the action, suit or proceeding.
     Section 6.3 Indemnification  Nonexclusive.  The indemnification provided by this  Article  shall not be  exclusive  of and shall be in addition to any other rights  granted  to those  seeking  indemnification  under  the  Certificate  of
Incorporation,  these  By-Laws,  any  agreement,  any  vote of  stockholders  or disinterested  directors or otherwise,  both as to action in his or her official capacity  and as to action in another  capacity  while  holding  such office and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs,  executors,  and administrators of such a person.
     Section 6.4 Indemnity Insurance.  The Corporation may purchase and maintain insurance  or furnish  similar  protection,  including  but not limited to trust funds, letters of credit, or self-insurance,  on behalf of or for any person who is or was a director,  officer, employee, or agent of the Corporation,  or is or was serving at the request of the Corporation as a director,  trustee,  officer, employee or agent of another corporation,  domestic or foreign, nonprofit or for profit,  partnership,  joint venture,  trust, or other  enterprise,  against any liability  asserted  against  him or her and  incurred by him or her in any such capacity,  or  arising  out of his or her  status  as such,  whether  or not the
Corporation  would have the power to indemnify him or her against such liability under this Article.  Insurance may be purchased from or maintained with a person in which the Corporation has a financial interest.
     Section 6.5  Definitions.  For purposes of this  Article:  (1) a person who acted in good faith and in a manner he or she  reasonably  believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall conclusively  be  deemed  to have  acted in a manner  "not  opposed  to the best interests  of the  Corporation";  (2) a person  shall be deemed to have acted in
"good faith" and in a manner he  reasonably  believed to be in or not opposed to the best interests of the  Corporation,  or, with respect to any criminal action or  proceeding,  to have had no  reasonable  cause to believe  his  conduct  was unlawful,  if his  action is based on the  records  or books of  account  of the
Corporation  or another  enterprise,  or on  information  supplied to him by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the  Corporation or another  enterprise or on  information  or records given or reports made to the  Corporation or another enterprise by an independent  certified public  accountant or by an appraiser or other  expert  selected  with  reasonable  care by the  Corporation  or  another enterprise;  (3) the term "another  enterprise" as used in this Article VI shall mean any other corporation or any partnership,  joint venture,  trust,  employee benefit plan or other  enterprise  of which such person is or was serving at the request of the Corporation as a director,  officer,  employee or agent;  and (4)
references  to "the  Corporation"  shall  include,  in addition to the resulting corporation,  any  constituent  corporation  (including  any  constituent  of  a constituent)  absorbed in a  consolidation  or merger,  which,  if its  separate existence  had  continued,  would have had power and  authority to indemnify its directors, officers, employees, and agents.

                                   ARTICLE VII
                                  Common Stock

     Section 7.1  Certificates.  Certificates for stock of the Corporation shall be in such  form as shall be  approved  by the Board of  Directors  and shall be signed in the name of the Corporation by the Chairman or the President or a Vice
President,  and by the Treasurer or an Assistant Treasurer,  or the Secretary or
an Assistant  Secretary.  Such  certificates  may be sealed with the seal of the
Corporation  or  a  facsimile  thereof.  Any  of  or  all  the  signatures  on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose  facsimile  signature has been placed upon a certificate shall have ceased to be such officer,  transfer  agent or registrar  before such certificate is issued,  it may be issued by the Corporation with the same effect as if he or she were such  officer,  transfer  agent or registrar at the date of issue.
     Section 7.2 Transfers of Stock.  Transfers of stock shall be made only upon the books of the  Corporation  by the  holder,  in person or by duly  authorized attorney, and on the surrender of the certificate or certificates for such stock properly endorsed.  The Board of Directors shall have the power to make all such rules and regulations,  not  inconsistent  with the Certificate of Incorporation and these  By-Laws and the law, as the Board of Directors  may deem  appropriate concerning the issue, transfer and registration of certificates for stock of the
Corporation. The Board of Directors or the Finance Committee may appoint one (1)
or more transfer agents or registrars of transfers, or both, and may require all stock certificates to bear the signature of either or both.
     Section 7.3 Lost,  Stolen or Destroyed  Certificates.  The  Corporation may
issue a new stock certificate in the place of any certificate theretofore issued by it, alleged to have been lost,  stolen or destroyed,  and the Corporation may require the owner of the lost,  stolen or  destroyed  certificate  or his or her legal  representative  to give the Corporation a bond sufficient to indemnify it against any claim that may be made  against it on account of the  alleged  loss, theft or  destruction  of any such  certificate  or the issuance of any such new certificate.  The Board of  Directors  may require  such owner to satisfy  other reasonable requirements.
     Section 7.4 Stockholder  Record Date. (A) In order that the Corporation may determine  the  stockholders  entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not be more than sixty (60) nor less than ten (10)
days before the date of such meeting.
     If no record date is fixed by the Board of  Directors,  the record date for determining  stockholders  entitled  to  notice  of or to vote at a  meeting  of stockholders shall be at the close of business on the day next preceding the day on which notice is given,  or, if notice is waived,  at the close of business on the day next preceding the day on which the meeting is held.
     A determination  of stockholders of record entitled to notice of or to vote at a meeting of  stockholders  shall apply to any  adjournment  of the  meeting;
providing,  however,  that the Board of Directors  may fix a new record date for the adjourned meeting.
     (B) In order that the Corporation may determine the  stockholders  entitled to  consent to  corporate  action in  writing  without a  meeting,  the Board of
Directors  may fix a record  date,  which record date shall not precede the date upon which the  resolution  fixing  the  record  date is adopted by the Board of
Directors,  and which record date shall not be more than ten days after the date upon which the  resolution  fixing  the  record  date is adopted by the Board of
Directors.  If no  record  date has been  fixed by the Board of  Directors,  the record date for determining stockholders entitled to consent to corporate action in writing without a meeting,  when no prior action by the Board of Directors is required  by law,  shall be the  first  date on which a signed  written  consent setting  forth the action  taken or  proposed  to be taken is  delivered  to the
Corporation  by delivery to its registered  office in this State,  its principal place of business,  or an officer or agent of the Corporation  having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a  corporation's  registered  office shall be by hand or by certified or registered mail, return receipt  requested.  If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law,  the  record  date for  determining  stockholders  entitled  to  consent to corporate  action in writing without a meeting shall be at the close of business on the day on which the Board of Directors  adopts the  resolutions  taking such prior action.
     (C) In order that the Corporation may determine the  stockholders  entitled to receive  payment of any  dividend or other  distribution  or allotment of any rights or the  stockholders  entitled to  exercise  any rights in respect of any change,  conversion or exchange of stock, or for the purpose of any other lawful action,  the Board of Directors  may fix a record date,  which record date shall not  precede  the date upon  which the  resolution  fixing  the  record  date is adopted,  and which  record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such  purpose  shall be at the close of business on the day on which the
Board of Directors adopts the resolution relating thereto.
     Section  7.5  Beneficial  Owners.  The  Corporation  shall be  entitled  to recognize the exclusive  right of a person  registered on its books as the owner of shares to receive  dividends,  and to vote as such owner,  and to hold liable for  calls  and  assessments  a person  registered  on its books as the owner of shares,  and shall not be bound to recognize  any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof,  except as otherwise  provided by law.
                                  ARTICLE VIII
                                      Seal

     Section 8.1 Seal. The seal of the Corporation shall be circular in form and shall bear,  in addition to any other emblem or device  approved by the Board of
Directors,  the name of the Corporation,  the year of its  incorporation and the words "Corporate  Seal" and "Delaware".  The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

                                   ARTICLE IX
                                Waiver of Notice
     Section  9.1 Waiver of Notice.  Whenever  notice is required to be given by statute,  or under any provision of the  Certificate of  Incorporation  or these
By-Laws, a written waiver thereof, signed by the person entitled to notice, or a waiver by  electronic  transmission  by the person  entitled to notice,  whether before or after the time stated therein,  shall be deemed  equivalent to notice.
In the case of a  stockholder,  such  waiver  of  notice  may be  signed by such stockholder's  attorney  or proxy duly  appointed  in writing.  Attendance  of a person at a meeting shall constitute a waiver of notice of such meeting,  except when the person attends a meeting for the express  purpose of objecting,  at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully  called or convened.  Neither the business to be transacted  at, nor the  purpose  of,  any  regular  or  special  meeting  of the  stockholders, directors  or members of a  committee  of  directors  need be  specified  in any written waiver of notice or any waiver by electronic transmission.

                                    ARTICLE X
                                   Fiscal Year

     Section 10.1 Fiscal Year. The Fiscal Year of the Corporation shall begin on the first day of January and terminate on the  thirty-first day of December each year.
                                                     ARTICLE XI
                                               Contracts, Checks, etc.

     Section 11.1 Contracts,  Checks, etc. The Board of Directors or the Finance
Committee may by  resolution  adopted at any meeting  designate  officers of the
Corporation who may in the name of the Corporation  execute  contracts,  checks, drafts, and orders for the payment of money in its behalf and, in the discretion of the Board of  Directors  or the Finance  Committee,  such  officers may be so authorized  to sign such  contracts or checks  singly  without the  necessity of counter-signature.

                                                     ARTICLE XII
                                                     Amendments

     Section 12.1  Amendments.  Except as set forth below,  these By-Laws may be amended or repealed by the Board of Directors or by the affirmative  vote of the holders  of a  majority  of the  issued  and  outstanding  common  stock  of the
Corporation,  or by the unanimous  written  consent of the holders of the issued and outstanding common stock of the Corporation.
     Notwithstanding  the  foregoing  paragraph,  the  affirmative  vote  of the holders of at least 80% of the issued and outstanding  shares of common stock of the  Corporation  shall be  required  to amend,  alter or  repeal,  or adopt any provision  inconsistent  with,  the  requirements  of Section 2.2,  Section 3.1,
Section 3.2, Section 3.3 or this paragraph of Section 12.1 of these By-Laws,  in addition to any  requirements  of law and any  provisions of the  Certificate of
Incorporation,  any By-law,  or any resolution of the Board of Directors adopted pursuant to the Certificate of Incorporation (and  notwithstanding that a lesser percentage  may be specified by law, the  Certificate  of  Incorporation,  these
By-Laws, such resolution, or otherwise).
     Notwithstanding any of the foregoing, the affirmative vote of a majority of the holders of the issued and outstanding  common stock of the Corporation shall be required to amend, alter or repeal, or adopt any provision  inconsistent with
(i) any provision of these By-Laws  requiring a Supermajority  Vote of the Board
of  Directors   (including   this   provision  of  Section  12.1)  or  (ii)  the
responsibilities  of the Chief  Executive  Officer or  President as set forth in
Section 5.4 or Section 5.5, and the Board of Directors  shall not  recommend any such  amendment  to such  provisions  to the  stockholders  unless the  proposed amendment is approved by the Board of Directors acting by Supermajority Vote.

                                  ARTICLE XIII
                                    Dividends

     Section  13.1   Dividends.   Dividends   upon  the  capital  stock  of  the
Corporation,  subject to the provisions of the Certificate of Incorporation,  if any,  may be  declared  by the Board of  Directors  at any  regular  or  special meeting,  and may be paid in cash,  in  property,  or in shares  of the  capital stock.  Before payment of any dividend,  there may be set aside out of any funds of the  Corporation  available  for  dividends  such sum or sums as the Board of
Directors  from time to time,  in its  absolute  discretion,  deems  proper as a reserve or reserves to meet contingencies,  or for equalizing dividends,  or for repairing  or  maintaining  any property of the  Corporation,  or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.